
            CASH EQUIVALENT FUND                                    TAX-EXEMPT CALIFORNIA
           Money Market Portfolio                                     MONEY MARKET FUND
       Government Securities Portfolio
            Tax-Exempt Portfolio                                    ---------------------

            ---------------------                               INVESTORS MUNICIPAL CASH FUND
                                                            Investors Florida Municipal Cash Fund
            INVESTORS CASH TRUST                           Investors Michigan Municipal Cash Fund
       Government Securities Portfolio                    Investors New Jersey Municipal Cash Fund
             Treasury Portfolio                          Investors Pennsylvania Municipal Cash Fund
                                                            Tax-Exempt New York Money Market Fund


The following supplements the currently effective Prospectus of each of the listed funds:

On December 22, 1997, Zurich Insurance Company ("Zurich") entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T will be combined with Zurich's businesses (including Zurich's 70% interest in Scudder Kemper Investments, Inc. ("Scudder Kemper")) to form a new global insurance and financial services company known as Zurich Financial Services. After the transaction is completed, by way of a dual holding company structure, current Zurich shareholders will own approximately 57% of the new organization, with the balance owned by B.A.T's current shareholders.

The transaction is expected to close in the third quarter of 1998. Upon consummation of the transaction, each Fund's investment management agreement with Scudder Kemper will be deemed to have been assigned and, therefore, will terminate. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. Each new investment management agreement is to become effective upon the termination of the current investment management agreement. The Board will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

September 1, 1998